STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK  10038

January 2, 2013

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Attention:  Karen L. Rossotto

Ladies and Gentlemen:

On behalf of BNY Mellon Mid Cap Multi-Strategy Fund (the "Fund"), a series of BNY Mellon Funds Trust, transmitted for filing are preliminary proxy materials relating to a special meeting of shareholders of the Fund to be held on February 28, 2013, together with a form of proxy card.  The meeting is being called for the purpose of asking shareholders to approve, with respect to the Fund, (i) the implementation of a "multi-manager" arrangement whereby BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the Fund's investment adviser (the "Adviser"), under certain circumstances, would be able to hire and replace unaffiliated sub-investment advisers without obtaining shareholder approval and (ii) a Sub-Investment Advisory Agreement between the Adviser and Geneva Capital Management Ltd.

Shareholders of record at the close of business on January 8, 2013 will be entitled to receive notice of and to vote at the meeting.  It is intended that copies of the proxy materials will be mailed to shareholders on or about January 22, 2013.

Please telephone the undersigned at 212.806.6138, or Janna Manes of this office at 212.806.6141, if you have any questions or comments.

Very truly yours,

/s/ David Stephens
David Stephens